SEI INDEX FUNDS

S&P 500 Index Fund
Bond Index Fund

Supplement Dated October 18, 2005
to the Class A Shares Prospectus Dated July 31, 2005

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus, and should be read in conjunction with such Prospectus.

Change in Sub-Adviser for S&P 500 Index Fund

The Prospectus is hereby amended and supplemented to reflect the following changes in the portfolio management of the S&P 500 Index Fund. In the section entitled "Investment Adviser and Sub-Advisers," the first paragraph is hereby deleted and replaced with the following paragraph:

SEI Investments Management Corporation (SIMC) acts as the manager of managers of the Funds, and is responsible for the investment performance of the Funds since it allocates each Fund's assets to one or more Sub-Advisers and recommends hiring or changing Sub-Advisers to the Board of Trustees. SSgA Funds Management, Inc., the Sub-Adviser of the S&P 500 Index Fund, provides security selection advice for that Fund. Standish Mellon Asset Management Company LLC, the Sub-Adviser to the Bond Index Fund, provides security selection advice for that Fund.

In addition, in the section entitled "Investment Adviser and Sub-Advisers," the paragraph relating to Barclays Global Fund Advisors is hereby deleted and replaced with the following paragraph:

SSgA Funds Management, Inc.: SSgA Funds Management, Inc. (SSgA FM), located at One Lincoln Street, Boston, MA 02111, serves as the Sub-Adviser for the S&P 500 Index Fund. A team of investment professionals at SSgA FM is responsible for the day-to-day management of the S&P 500 Index Fund's portfolio. This team is comprised of: Michael Feehily, CFA; John Tucker, CFA; James May, CFA; David Chin; and Karl Schneider. Each of these individuals is a principal of SSgA FM. Mr. Feehily joined the firm in 1992 and is head of the U.S. Equity Team within the Global Structured Products Team. He is responsible for overseeing the management of all U.S. equity index funds for State Street Global Advisors. Mr. Tucker joined the firm in 1988 and is a Unit Head for the firm's Exchanged Traded Funds Management Team. Mr. Chin joined the firm in 1999 and is a member of the firm's Global Structured Products Team. He is responsible for managing both U.S. and international funds. Mr. Schneider joined the firm in 1996 and is a member of the firm's Global Fundamental Strategies Team. He manages a variety of the firm's domestic and international passive funds. Mr. May joined the firm in 1991 and is a member of the firm's Global Fundamental Strategies Team.

Changes to S&P 500 Index Fund's Investment Strategy

At a meeting held on September 20, 2005, the Board of Trustees of SEI Index Funds approved changes to the investment strategy of the S&P 500 Index Fund. These changes allow the S&P 500 Index Fund the flexibility and the discretion to invest in exchange-traded funds and to engage in swaps.

Accordingly, the text of the "Investment Strategy" section for the S&P 500 Index Fund is hereby deleted and replaced with the following:

The S&P 500 Index Fund invests substantially all of its assets in securities listed in the S&P 500 Index, which is comprised of 500 selected securities (mostly common stocks). In seeking to replicate the performance of the S&P 500 Index, the Fund may also invest in exchange-traded funds (ETFs) and engage in swaps. The Fund's ability to replicate the performance of the S&P 500 Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses. The Sub-Adviser selects the Fund's securities under the general supervision of SIMC, but the Sub-Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, market or financial analyses). Instead, the Sub-Adviser purchases a basket of securities that includes most of the companies in the S&P 500 Index. However, the Fund's Sub-Adviser may sell an investment if the merit of the investment has been substantially impaired by extraordinary events or adverse financial conditions.

In addition, in the section entitled "What are the Risks of Investing in the Fund?" for the S&P 500 Index Fund, the following paragraphs are hereby added:

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

A swap is a privately negotiated over-the-counter derivative product in which the fund and another party agree to exchange payment streams, which are calculated by reference to a security, interest rate or index. The Fund's use of swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swaps are subject to counterparty risk. If the counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease. The Fund will not enter into any swap agreement unless the Sub-Adviser believes that the other party to the transaction is creditworthy. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments.

Changes to Bond Index Fund's Investment Strategy

At a meeting held on September 20, 2005, the Board of Trustees of SEI Index Funds approved changes to the investment strategy of the Bond Index Fund. These changes allow the Bond Index Fund the flexibility and the discretion to invest in exchange-traded funds and to engage in swaps.

Accordingly, the text of the "Investment Strategy" section for the Bond Index Fund is hereby deleted and replaced with the following:

The Bond Index Fund invests exclusively in investment grade (i.e., BBB-/Baa3 or better at the time of purchase) corporate and government fixed income securities, including mortgage-backed securities, of U.S. and foreign issuers included in the Lehman Index. In seeking to replicate the performance of the Lehman Index, the Fund may also invest in exchange-traded funds (ETFs) and engage in swaps. The Fund's ability to replicate the performance of the Lehman Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses, and the capability of the Fund's Sub-Adviser to select a representative sample of the securities included in the Lehman Index. The Sub-Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, market or financial analyses). Instead, the Fund will hold a representative sample of the securities in the Lehman Index, selecting a limited number of issues to represent entire "classes" of securities and dividing those classes into sectors based on issuer, quality and maturity. The Sub-Adviser will purchase various types of securities in an attempt to approximate the class and sector weightings of the Lehman Index. The Fund's Sub-Adviser may sell a security that has been downgraded or whose value has otherwise been impaired. The Fund in the aggregate generally will have a dollar-weighted average duration that is consistent with that of the Lehman Index (4.1 years as of June 30, 2005).

In addition, in the section entitled "What are the Risks of Investing in the Fund?" for the Bond Index Fund, the following paragraphs are hereby added:

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

A swap is a privately negotiated over-the-counter derivative product in which the fund and another party agree to exchange payment streams, which are calculated by reference to a security, interest rate or index. The Fund's use of swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swaps are subject to counterparty risk. If the counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease. The Fund will not enter into any swap agreement unless the Sub-Adviser believes that the other party to the transaction is creditworthy. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI INDEX FUNDS

S&P 500 Index Fund

Supplement Dated October 18, 2005
to the Class E Shares Prospectus Dated July 31, 2005

This Supplement provides new and additional information beyond that contained in the Class E Shares Prospectus, and should be read in conjunction with such Prospectus.

Change in Sub-Adviser for S&P 500 Index Fund

The Prospectus is hereby amended and supplemented to reflect the following changes in the portfolio management of the S&P 500 Index Fund. In the section entitled "Investment Adviser and Sub-Adviser," the paragraph relating to Barclays Global Fund Advisors is hereby deleted and replaced with the following paragraph:

SSgA Funds Management, Inc.: SSgA Funds Management, Inc. (SSgA FM), located at One Lincoln Street, Boston, MA 02111, serves as the Sub-Adviser for the S&P 500 Index Fund. A team of investment professionals at SSgA FM is responsible for the day-to-day management of the S&P 500 Index Fund's portfolio. This team is comprised of: Michael Feehily, CFA; John Tucker, CFA; James May, CFA; David Chin; and Karl Schneider. Each of these individuals is a principal of SSgA FM. Mr. Feehily joined the firm in 1992 and is head of the U.S. Equity Team within the Global Structured Products Team. He is responsible for overseeing the management of all U.S. equity index funds for State Street Global Advisors. Mr. Tucker joined the firm in 1988 and is a Unit Head for the firm's Exchanged Traded Funds Management Team. Mr. Chin joined the firm in 1999 and is a member of the firm's Global Structured Products Team. He is responsible for managing both U.S. and international funds. Mr. Schneider joined the firm in 1996 and is a member of the firm's Global Fundamental Strategies Team. He manages a variety of the firm's domestic and international passive funds. Mr. May joined the firm in 1991 and is a member of the firm's Global Fundamental Strategies Team.

Changes to S&P 500 Index Fund's Investment Strategy

At a meeting held on September 20, 2005, the Board of Trustees of SEI Index Funds approved changes to the investment strategy of the S&P 500 Index Fund. These changes allow the S&P 500 Index Fund the flexibility and the discretion to invest in exchange-traded funds and to engage in swaps.

Accordingly, the text of the "Investment Strategy" section for the S&P 500 Index Fund is hereby deleted and replaced with the following:

The S&P 500 Index Fund invests substantially all of its assets in securities listed in the S&P 500 Index, which is comprised of 500 selected securities (mostly common stocks). In seeking to replicate the performance of the S&P 500 Index, the Fund may also invest in exchange-traded funds (ETFs) and engage in swaps. The Fund's ability to replicate the performance of the S&P 500 Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses. The Sub-Adviser selects the Fund's securities under the general supervision of SIMC, but the Sub-Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, market or financial analyses). Instead, the Sub-Adviser purchases a basket of securities that includes most of the companies in the S&P 500 Index. However, the Fund's Sub-Adviser may sell an investment if the merit of the investment has been substantially impaired by extraordinary events or adverse financial conditions.

In addition, in the section entitled "What are the Risks of Investing in the Fund?" for the S&P 500 Index Fund, the following paragraphs are hereby added:

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

A swap is a privately negotiated over-the-counter derivative product in which the fund and another party agree to exchange payment streams, which are calculated by reference to a security, interest rate or index. The Fund's use of swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swaps are subject to counterparty risk. If the counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease. The Fund will not enter into any swap agreement unless the Sub-Adviser believes that the other party to the transaction is creditworthy. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI INDEX FUNDS

S&P 500 Index Fund

Supplement Dated October 18, 2005
to the Class I Shares Prospectus Dated July 31, 2005

This Supplement provides new and additional information beyond that contained in the Class I Shares Prospectus, and should be read in conjunction with such Prospectus.

Change in Sub-Adviser for S&P 500 Index Fund

The Prospectus is hereby amended and supplemented to reflect the following changes in the portfolio management of the S&P 500 Index Fund. In the section entitled "Investment Adviser and Sub-Adviser," the paragraph relating to Barclays Global Fund Advisors is hereby deleted and replaced with the following paragraph:

SSgA Funds Management, Inc.: SSgA Funds Management, Inc. (SSgA FM), located at One Lincoln Street, Boston, MA 02111, serves as the Sub-Adviser for the S&P 500 Index Fund. A team of investment professionals at SSgA FM is responsible for the day-to-day management of the S&P 500 Index Fund's portfolio. This team is comprised of: Michael Feehily, CFA; John Tucker, CFA; James May, CFA; David Chin; and Karl Schneider. Each of these individuals is a principal of SSgA FM. Mr. Feehily joined the firm in 1992 and is head of the U.S. Equity Team within the Global Structured Products Team. He is responsible for overseeing the management of all U.S. equity index funds for State Street Global Advisors. Mr. Tucker joined the firm in 1988 and is a Unit Head for the firm's Exchanged Traded Funds Management Team. Mr. Chin joined the firm in 1999 and is a member of the firm's Global Structured Products Team. He is responsible for managing both U.S. and international funds. Mr. Schneider joined the firm in 1996 and is a member of the firm's Global Fundamental Strategies Team. He manages a variety of the firm's domestic and international passive funds. Mr. May joined the firm in 1991 and is a member of the firm's Global Fundamental Strategies Team.

Changes to S&P 500 Index Fund's Investment Strategy

At a meeting held on September 20, 2005, the Board of Trustees of SEI Index Funds approved changes to the investment strategy of the S&P 500 Index Fund. These changes allow the S&P 500 Index Fund the flexibility and the discretion to invest in exchange-traded funds and to engage in swaps.

Accordingly, the text of the "Investment Strategy" section for the S&P 500 Index Fund is hereby deleted and replaced with the following:

The S&P 500 Index Fund invests substantially all of its assets in securities listed in the S&P 500 Index, which is comprised of 500 selected securities (mostly common stocks). In seeking to replicate the performance of the S&P 500 Index, the Fund may also invest in exchange-traded funds (ETFs) and engage in swaps. The Fund's ability to replicate the performance of the S&P 500 Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses. The Sub-Adviser selects the Fund's securities under the general supervision of SIMC, but the Sub-Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, market or financial analyses). Instead, the Sub-Adviser purchases a basket of securities that includes most of the companies in the S&P 500 Index. However, the Fund's Sub-Adviser may sell an investment if the merit of the investment has been substantially impaired by extraordinary events or adverse financial conditions.

In addition, in the section entitled "What are the Risks of Investing in the Fund?" for the S&P 500 Index Fund, the following paragraphs are hereby added:

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

A swap is a privately negotiated over-the-counter derivative product in which the fund and another party agree to exchange payment streams, which are calculated by reference to a security, interest rate or index. The Fund's use of swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swaps are subject to counterparty risk. If the counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease. The Fund will not enter into any swap agreement unless the Sub-Adviser believes that the other party to the transaction is creditworthy. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI INDEX FUNDS

S&P 500 Index Fund
Bond Index Fund

Supplement Dated October 18, 2005
to the Statement of Additional Information ("SAI") Dated July 31, 2005

This Supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with such SAI.

Change in Sub-Adviser for the S&P 500 Index Fund

The SAI is hereby amended and supplemented to reflect the following change in the portfolio management of the S&P 500 Index Fund. In the sub-section entitled "Manager of Managers Structure" under the section entitled "The Adviser and Sub-Advisers," the paragraph relating to Barclays Global Fund Advisors ("BGFA") is hereby deleted and replaced with the following paragraph:

SSgA Funds Management, Inc. ("SSgA FM") serves as the Sub-Adviser for the S&P 500 Index Fund. SSgA FM, a wholly-owned subsidiary of State Street Corporation ("SSC"), is an SEC registered investment adviser. SSC is a publicly traded bank holding company. SSgA FM was formed and began managing assets in 2001.

In the sub-section entitled "Portfolio Management" under the section entitled "The Adviser and Sub-Advisers," the paragraphs relating to BGFA are hereby deleted and replaced with the following information:

SSgA FM

Compensation. SIMC pays SSgA FM a fee based on the assets under management of the S&P 500 Index Fund as set forth in an investment sub-advisory agreement between SSgA FM and SIMC. SSgA FM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the S&P 500 Index Fund. The following information relates to the period ended March 31, 2005.

The compensation of SSgA FM's investment professionals is based on a number of factors. The first factor considered is what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus and long term incentives (i.e., equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment to determine the overall level of its incentive compensation pool. Once determined, this pool is allocated to the various locations and departments of SSgA FM and its affiliates. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity allocations.

Ownership of Fund Shares. As of the end of the S&P 500 Index Fund's most recently completed fiscal year, the portfolio managers did not beneficially own any shares of the S&P 500 Index Fund.

Other Accounts. As of March 31, 2005, in addition to the S&P 500 Index Fund, the portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
James May	4	$48,600,000,000	3	$82,700,000,000	14	$24,200,000,000
Michael Feehily	2	$6,800,000,000	5	$15,800,000,000	12	$9,000,000,000
John Tucker	4	$1,100,000,000	6	$4,100,000,000	8	$8,100,000,000
David Chin	4	$790,000,000	7	$18,600,000,000	8	$12,200,000,000
Karl Schneider	6	$3,000,000,000	12	$15,500,000,000	8	$5,900,000,000

Conflicts of Interests. As evidenced in the table above, SSgA FM's portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). SSgA FM's portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while another account maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees-the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

Changes to S&P 500 Index and Bond Index Funds' Investment Strategies

At a meeting held on September 20, 2005, the Board of Trustees of SEI Index Funds approved changes to the investment strategies of the S&P 500 Index and Bond Index Funds. These changes allow the Funds the flexibility and the discretion to invest in exchange-traded funds and to engage in swaps.

Accordingly, the "S&P 500 Index Fund" sub-section in the section entitled "Investment Objectives and Policies" of the SAI is hereby deleted and replaced with the following:

S&P 500 INDEX FUND-The S&P 500 Index Fund seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").

The Fund invests substantially all of its assets in securities listed in the S&P 500 Index, which is comprised of 500 selected securities (mostly common stocks). The Fund will normally be invested in index stocks and other securities which comprise the S&P 500 Index, except when changes are made to the S&P 500 Index itself. The Fund's policy is to be fully invested in common stocks and other securities included in the S&P 500 Index, and it is expected that cash reserve items would normally be less than 10% of net assets. The equity securities in which the Fund invests are common stocks, preferred stocks, securities convertible into common stock and American Depositary Receipts ("ADRs"). The Fund may also: (i) engage in swap transactions; (ii) invest in U.S. dollar-denominated obligations or securities of foreign issuers; (iii) purchase shares of real estate investment trusts ("REITs"); and (iv) invest cash reserves in securities issued by the U.S. Government, its agencies or instrumentalities, bankers' acceptances, commercial paper rated at least A-1 by Standard & Poor's Corporation ("S&P") and/or Prime-1 by Moody's Investors Services, Inc. ("Moody's"), certificates of deposit and repurchase agreements involving such obligations although such investments will not be used for defensive purposes.

The Fund may enter into stock index futures contracts to maintain adequate liquidity to meet its redemption demands while maximizing the level of the Fund's assets which are tracking the performance of the S&P 500 Index, provided that the value of these contracts does not exceed 20% of the Fund's total assets. The Fund may only purchase those stock index futures contracts-such as futures contracts on the S&P 500 Index-that are likely to closely replicate the performance of the S&P 500 Index. The Fund also can sell such futures contracts in order to close out a previously established position. The Fund will not enter into any stock index futures contract for the purpose of speculation, and will only enter into contracts traded on national securities exchanges with standardized maturity dates.

The Fund may lend a portion of its assets to qualified institutions for the purpose of realizing additional income. The Fund may invest in illiquid securities; however, not more than 10% of its total assets will be invested in such instruments. The Fund may enter into forward commitments, or purchase securities on a when-issued or delayed delivery basis.

The Fund may purchase shares of exchange-traded funds ("ETFs") to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the Securities and Exchange Commission (the "SEC"), the Fund may invest in iShares ETFs in excess of the 5% and 10% limits set forth in Section 12(d)(1)(A) of the Investment Company Act of 1940, as amended (the "1940 Act"), provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

The Fund's ability to replicate the performance of the S&P 500 Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses. Adjustments made to accommodate cash flows will track the S&P 500 Index to the maximum extent possible, and may result in brokerage expenses for the Fund. Over time, the correlation between the performance of the Fund and the S&P 500 Index is expected to be over 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500 Index.

An investment in shares of the Fund involves risks similar to those of investing in a portfolio consisting of the common stocks and other securities of some or all of the companies included in the S&P 500 Index.

The weightings of securities in the S&P 500 Index are based on each security's relative total market value, i.e., market price per share times the number of shares outstanding. Because of this weighting, approximately 50% of the S&P 500 Index is currently composed of stocks of the 50 largest companies in the S&P 500 Index, and the S&P 500 Index currently represents over 60% of the market value of all U.S. common stocks listed on the New York Stock Exchange ("NYSE").

The Fund does not seek to "beat" the markets it tracks and does not seek temporary defensive positions when markets appear overvalued. SSgA Funds Management, Inc. ("SSgA FM"), the Fund's investment subadviser, makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analyses). The adverse financial situation of a company usually will not result in the elimination of a security from the Fund. However, an investment may be removed from the Fund if, in the judgment of SSgA FM, the merit of the investment has been substantially impaired by extraordinary events or adverse financial conditions. Furthermore, administrative adjustments may be made in the Fund from time to time because of mergers, changes in the composition of the S&P 500 Index and similar reasons. In certain circumstances, SSgA FM may exercise discretion in determining whether to exercise warrants or rights issued in respect to Fund securities or whether to tender Fund securities pursuant to a tender or exchange offer.

Use of S&P Trade Name. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the purchasers of the Fund or any member of the public regarding the advisability of investing in index funds or the Fund or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the licensee, the Trust, is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the licensee or the Fund. S&P has no obligation to take the needs of the licensee or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of, the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

In addition, the "Bond Index Fund" sub-section in the section entitled "Investment Objectives and Policies" of the SAI is hereby deleted and replaced with the following:

BOND INDEX FUND-The Bond Index Fund currently seeks to provide investment results that correspond to the aggregate price and interest performance of the Lehman Aggregate Bond Index (the "Lehman Index").

The Lehman Index tracks the performance of debt securities and includes fixed rate debt issues rated investment grade or higher by one or more nationally recognized statistical ratings organizations ("NRSROs"). All issues have at least one year to maturity and an outstanding par value of at least $250 million. Lehman Brothers, Inc. is neither a sponsor of nor in any other way affiliated with the Trust. Inclusion of a security in the Lehman Index in no way implies an opinion of Lehman Brothers, Inc. as to its attractiveness or appropriateness as an investment.

The Fund invests exclusively in investment grade (i.e., BBB-/Baa3 or better at the time of purchase) corporate and government fixed income securities, including mortgage-backed securities, of U.S. and foreign issuers included in the Lehman Index. The Fund will invest in the following obligations: (i) debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (ii) investment-grade debt obligations issued by U.S. corporations; (iii) debt obligations issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies; (iv) mortgage-backed securities, including conventional 15- and 30-year fixed rate mortgages, graduated payment mortgages, balloon mortgages and adjustable rate mortgages; (v) asset-backed securities; and (vi) any other issues that are included in the Lehman Index. The Fund may purchase securities representing interests in mortgage pools guaranteed by U.S. Government agencies or instrumentalities, including Government National Mortgage Association ("GNMA"), Fannie Mae and Federal Home Loan Mortgage Corporation ("Freddie Mac"), conventional mortgage-pass through obligations, and Federal Housing Administration-insured mortgage pools. In addition, the Fund may: (i) purchase debt obligations on a when-issued basis; (ii) invest in U.S. dollar-denominated obligations or securities of foreign issuers; and (iii) engage in swap transactions.

The Fund may invest in restricted securities, including Rule 144A securities, included in the Lehman Index. The Fund may lend a portion of its assets to qualified institutions for the purpose of realizing additional income. The Fund may invest in illiquid securities; however, not more than 10% of its total assets will be invested in such instruments. The Fund may enter into forward commitments, or purchase securities on a when-issued or delayed delivery basis.

The Fund may also purchase shares of exchange-traded funds ("ETFs") to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the Securities and Exchange Commission (the "SEC"), the Fund may invest in iShares ETFs in excess of the 5% and 10% limits set forth in Section 12(d)(1)(A) of the Investment Company Act of 1940, as amended (the "1940 Act"), provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

Fixed income securities in which the Fund may invest must be rated BBB- or better by S&P or Fitch Rating Services, Inc. ("Fitch") or Baa3 or better by Moody's at the time of purchase. Debt securities rated BBB- or Baa3 lack outstanding investment characteristics and have speculative characteristics as well. In the event that a security held by the Fund is downgraded below investment grade, the Fund's sub-adviser will promptly review the situation and take appropriate action with regard to the security, including the actions discussed below.

If an obligation which is included in the Lehman Index on the first day of the month ceases to meet any of the qualifications for inclusion in the Lehman Index during that month, the obligation remains in the Lehman Index through the end of that month and then is eliminated from the Lehman Index. Standish Mellon Asset Management Company LLC ("Standish Mellon"), the Fund's investment sub-adviser, will monitor portfolio securities in order to determine whether any of these obligations have ceased to qualify for inclusion in the Lehman Index. If an obligation has ceased to qualify for inclusion in the Lehman Index as a result of: (i) a lowered investment rating; (ii) an aggregate outstanding principal amount of less than $250 million; or (iii) a remaining maturity that no longer exceeds one year (collectively, "Ineligible Obligations"), the investment sub-adviser may either undertake to sell such Ineligible Obligations as quickly as is financially prudent, which may be prior to or later than the time that obligation is removed from the Lehman Index, or may determine to retain the security. To the extent that the investment sub-adviser determines to retain Ineligible Obligations, such Ineligible Obligations, together with cash and money market instruments, will not exceed 20% of the Fund's net assets. Although the Fund retains the right to invest up to 20% of its net assets in Ineligible Obligations, cash and money market instruments, these items are expected to constitute less than 10% of the net assets of the Fund. Obligations held by the Fund that became Ineligible Obligations as a result of being rated below investment grade (which securities are often referred to as "junk bonds") will not constitute more than 5% of the Fund's net assets. In addition, cash holdings will not exceed 5% of the Fund's net assets. In addition, obligations that become eligible for inclusion in the Lehman Index during a particular month generally will not actually be included in the Lehman Index until the next month. However, the Fund may elect to purchase any such obligation and deem it to be included in the Lehman Index once it becomes eligible.

The Fund's ability to duplicate the performance of the Lehman Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses, and the capability of Standish Mellon to select a representative sample of the securities included in the Lehman Index. Standish Mellon makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, market or financial analyses). The Fund generally will not hold all of the individual issues which comprise the Lehman Index because of the large number of securities involved. Instead, the Fund will hold a representative sample of the securities in the Lehman Index, selecting a limited number of issues to represent entire "classes" of securities and dividing those classes into sectors based on issuers, quality and maturity. Standish Mellon will purchase various types of securities in an attempt to approximate the class and sector weighings of the Lehman Index. The percentage of the Fund's assets to be invested in the aggregate obligations included in a particular sector of the Lehman Index will approximate, to the maximum extent feasible, the percentage such sector represents in the Lehman Index. To the extent that the size of the Fund's assets limits the number of issues that the Fund can purchase, there is more potential for deviation from the Lehman Index's performance than at larger asset levels.

The Fund in the aggregate generally will have a dollar-weighted average duration that is consistent with that of the Lehman Index (4.1 years as of June 30, 2005).

In the section entitled "Description of Permitted Investments and Risk Factors" the following sub-section is hereby added:

SWAPS-Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the "underlying") and a predetermined amount (referred to as the "notional amount"). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party's obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the prime rate. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges of the currency that correspond to the agreed upon notional amount.

A Fund may engage in simple or more complex swap transactions involving a wide variety of underlyings for various reasons. For example, a Fund may enter into a swap to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; to hedge an existing position; to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or for various other reasons.

Certain Funds may enter into credit default swaps, as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller must pay the buyer the full notional value ("par value") of the underlying in exchange for the underlying. If a Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Fund, as buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Fund coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve different risks than if a Fund invests in the underlying directly.

Under current market practice, swaps between the same two parties are generally documented under a "master agreement." Generally, a Fund would calculate the obligations of the swap agreements' counterparties on a "net basis." Consequently, a Fund's current obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty to the swap agreement (the "net amount"). A Fund's current obligation under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered as required by the 1940 Act. Each Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under the existing agreements with that party would exceed 5% of the Fund's total assets.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap agreements. As a result, the use of swaps has become more prevalent in comparison with the markets for other similar instruments that are also traded in over-the-counter markets.

Swaps and other derivatives involve risks. One significant risk in a swap is the volatility of the specific interest rate, currency or other underlying that determines the amount of payments due to and from a Fund. This is true whether these derivative products are used to create additional risk exposure for a Fund or to hedge, or manage, existing risk exposure. If under a swap agreement a Fund is obligated to make a payment to the counterparty, the Fund must be prepared to make the payment when due. A Fund could suffer losses with respect to such an agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions.

Because under swap agreements a counterparty may be obligated to make payments to a Fund, these derivative products are subject to risks related to the counterparty's creditworthiness. If a counterparty defaults, a Fund's risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement (this may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other). Upon default by a counterparty, however, a Fund may have contractual remedies under the swap agreement.

A Fund will enter into swaps only with counterparties that the Adviser or Sub-Advisers, as applicable, believes to be creditworthy. In addition, a Fund will earmark or segregate cash or liquid securities in an amount equal to any liability amount owned under a swap agreement, or will otherwise "cover" its position as required by the 1940 Act.

Lastly, in the section entitled "Investment Limitations," item 9 of the non-fundamental policies of the S&P 500 Index and Bond Index Funds is hereby deleted and replaced with the following paragraph:

  9.   Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE